Exhibit 99.2
LETTER OF TRANSMITTAL

for

5.25% Senior Notes due 2014

of

American Axle & Manufacturing, Inc.

and Guaranteed by

American Axle & Manufacturing Holdings, Inc.

Pursuant to the Exchange Offer in Respect of all of

American Axle & Manufacturing, Inc.’s Outstanding

5.25% Senior Notes due 2014

Guaranteed by American Axle & Manufacturing Holdings, Inc.

for

5.25% Senior Notes due 2014

Guaranteed by American Axle & Manufacturing Holdings, Inc.

which have been Registered under the Securities Act of 1933

Pursuant to the Prospectus dated March                         , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                       , 2004 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

Delivery to:

BNY MIDWEST TRUST COMPANY, EXCHANGE AGENT

By Hand, Mail or Overnight Courier:

Bank of New York

Corporate Trust Department
Reorganization Unit
101 Barclay Street — 7 East
New York, New York 10286
Attention: Bernard Arsenec

For Information Call: (212) 815-5098	By Facsimile: (for eligible institutions only) (212) 298-1915 Attention: Bernard Arsenec	Confirm Receipt of Facsimile by Telephone: (212) 815-5098

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      By execution hereof, the undersigned acknowledges receipt of the prospectus, dated March      , 2004 (the “Prospectus”), of American Axle & Manufacturing, Inc., a Delaware corporation (“AAM, Inc.”), and American Axle & Manufacturing Holdings, Inc., a Delaware corporation (“Holdings” and, together with AAM, Inc., the “Company”), which, together with this Letter of Transmittal and the instructions thereto (the “Letter of Transmittal”), constitute the Company’s offer (the “Exchange Offer”) to exchange up to $250,000,000 aggregate principal amount of AAM, Inc.’s 5.25% Senior Notes due 2014 guaranteed by Holdings (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of AAM, Inc.’s issued and outstanding 5.25% Senior Notes due 2014 guaranteed by Holdings (the “Old Notes”), upon the terms and subject to the conditions set forth in the Prospectus.

      This Letter of Transmittal is to be completed by a Holder (as defined below) if: (i) certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith by the Holder; (ii) tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as “Acting Holders”); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures,” and in each case, instructions are being transmitted through the DTC Automated Tender Offer Program (“ATOP”). Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      The term “Holder” with respect to the Exchange Offer means any person: (i) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC; or (ii) in whose name the Old Notes are registered on the books of the Registrar or any other person who has obtained a properly completed bond power from the registered Holder.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

      All capitalized terms used herein and not defined have the meaning ascribed to them in the Prospectus.

      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

      HOLDERS WHO WITH TO ACCEPT THIS EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, if any, and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES

Principal Amount
Name(s) and Address(es) of Registered Holder(s)	Certificate	Aggregate	of Old Note(s)
(Please fill in, if blank)	Number(s)*	Principal Amount*	Tendered**

Total

*   Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution That Guaranteed Delivery

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER OR OTHER PARTY ENTITLED, PURSUANT TO THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

Name:

Address:

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of the Company, all right, title and interest in and to the Old Notes tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes, with full power of substitution to (i) deliver certificates, if any, for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when such Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder’s business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes.

      The undersigned represents and warrants that:

(a)	the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the New Notes, whether or not the person is the Holder;

(b)	neither the Holder nor any other recipient of the New Notes (if different than the Holder) is participating or engaged in, intends to participate or engage in, or has any arrangement or understanding with any person to participate in, the distribution of the Old Notes or New Notes;

(c)	neither the Holder nor any other recipient is an “affiliate” of the Company within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(d)	if the signatory is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company within the meaning of Rule 405 promulgated under the Securities Act to distribute the New Notes;

(e)	if the signatory is a broker-dealer, the signatory further represents and warrants that if it will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the signatory will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the Exchange Offer; and

(f)	the Holder is not acting on behalf of any person or entity that could not truthfully make these representations and warranties.

By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the Prospectus.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, and please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

Signature(s) of Owner	Date
Area Code and Telephone Number

            If a Holder is tendering an Old Note in certificated form, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)

(Please Type or Print)
Capacity:

Address:

SIGNATURE GUARANTEE

(If required by Instruction 3)
SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

(Authorized Signature)

(Title)

(Name and Firm)
Dated:

 , 2004

(PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN. SEE INSTRUCTION 5.)

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3, 4 AND 6)

           To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and/or Old Notes to:

(Please Type or Print)

Names(s) and Taxpayer Identification or Social Security Number(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

[ ]	Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 3, 4 AND 6)

           To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter of Transmittal above.

Mail: New Notes and/or Old Notes to:

(Please Type or Print)

Names(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

Forming Part of the Terms And Conditions of the Exchange Offer and the Solicitation

      1.         Delivery of this Letter of Transmittal and notes; guaranteed delivery procedures. This Letter of Transmittal is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfer” section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

      Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      The method of delivery of this Letter of Transmittal, the Old Notes and all or any other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes, this Letter of Transmittal and all other required documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. See the “The Exchange Offer” section of the Prospectus.

      2.      Partial tenders (not applicable to noteholders who tender by book-entry transfer). If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes — Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date.

      ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

      3.     Signatures on this Letter of Transmittal; bond powers and endorsements; guarantee of signatures. If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

      When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY ANY MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN “ELIGIBLE GUARANTOR INSTITUTION” WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

      4.         Special issuance and delivery instructions. Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

      5.      Taxpayer identification number. U.S. federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, below (the “Substitute Form W-9”), which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such tendering Holder of New Notes may result in backup withholding, currently at the rate of 28% (the “Applicable Tax Rate”), on all reportable payments made after the exchange.

      Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

      To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying; under penalties of perjury, that (1) the TIN provided is correct, (or that such Holder is awaiting a TIN), (2) the Holder is not subject to backup withholding because (a) the Holder is exempt from backup withholding, or (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (3) such Holder is a U.S. person (including a U.S. Resident alien). If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain a percentage, equal to the Applicable Tax Rate, of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold a percentage, which shall be equal to the Applicable Tax Rate, of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

      If a Holder does not have a taxpayer identification number or such Holder does not know its number, such Holder should obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

      FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE TAX RATE ON FUTURE PAYMENTS MADE TO HOLDERS UNDER THE NEW NOTES.

      6.     Transfer taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the old notes specified in this Letter of Transmittal.

      7.      Waiver of conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

      8.         No conditional tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

      9.        Mutilated, lost, stolen or destroyed old notes in certificated form. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      10.      Withdrawal rights. Tenders of Old Notes of a series may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

      For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), (iii) in the case of Old Notes tendered by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Old Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (vi) specify the name in which such Old Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfer” section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series of Old Notes.

      11.       Requests for assistance or additional copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 4)

PAYOR’S NAME:
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or ________________________ Employer Identification Number
Part 2 — TIN Applied For [ ]

CERTIFICATION: Under the penalties of perjury, I certify that:

(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me).
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Signature Date

     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TIN

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center of Social Security Administration Office, or (b) I intend to mail or deliver am application in the near future. I understand that if I do not provide a TIN by the time of the exchange, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature __________________________________________________Date ________________